Exhibit 99(a)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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:
In re		:	Chapter 11
:
DELPHI CORPORATION, et al.,		:	Case No. 05-44481 (RDD)
:
	Debtors.	:	(Jointly Administered)
:

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SECOND SUPPLEMENTAL ORDER UNDER 11 U.S.C. §§ 105 AND 363
AUTHORIZING THE DEBTORS TO CONTINUE AIP FOR FIRST HALF 2007
(“SECOND SUPPLEMENTAL AIP ORDER”)
     Upon the Second Supplement To KECP Motion (Docket No. 213) Seeking Authority To Continue AIP For First Half 2007 (the “Second Supplement”), dated March 12, 2007, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”); and upon the declarations of Nick Bubnovich, John D. Sheehan, and Craig G. Naylor, each executed March 12, 2007; and after consideration of the objections to the Second Supplement; and upon the record of the hearing held on March 22, 2007 on the relief requested in the Second Supplement, including the Court’s consideration of the testimony and exhibits; and this Court having determined that the relief requested in the Second Supplement is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and this Court having entered an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To Implement A Short-Term Annual Incentive Program (Docket No. 2441) (“AIP Order”), dated February 17, 2006, and an Order Under 11 U.S.C. §§ 105 And 363 Authorizing The Debtors To: (A) Fix Second Half 2006 AIP Targets And Continue AIP Program And (B) Further Adjourn KECP Emergence Incentive Program Hearing (Docket No. 4660) (the “Supplemental AIP Order” and together with the “AIP Order,”

the “AIP Orders”)1; and it appearing that proper and adequate notice of the Second Supplement was given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor,
     IT IS HEREBY FOUND AND DETERMINED THAT:
     A. The Debtors have exercised reasonable business judgment in seeking the authority to implement a semi-annual incentive plan covering at-risk executive performance compensation (“AIP”) for the six-month period running from January 1, 2007 through June 30, 2007.
     B. The Debtors’ proposal to implement the AIP covering the first half of 2007 was proposed in good faith and is in all respects fair and reasonable.
     C. It is in the best interest of the Debtors, their estates, their creditors, and parties-in-interest, and it is necessary to the Debtors’ reorganization efforts, that the Debtors implement at this time an AIP for the period from January 1, 2007 through June 30, 2007.
     IT IS ORDERED, ADJUDGED, AND DECREED THAT:
     The AIP Order shall continue in full force and effect except as follows:
     1. The relief requested in the Second Supplement is GRANTED as provided herein.
     2. The Court approves the implementation at this time of an AIP covering the six-month period from January 1, 2007 through June 30, 2007, and the Debtors are authorized, pursuant to 11 U.S.C. §§ 105(a) and 363(b)(1), to forthwith take all actions consistent with this Second Supplemental AIP Order that are reasonably necessary to implement an AIP for that

[1]	The KECP Motion, as it relates to the KECP Emergence Incentive Program, has been voluntarily withdrawn from the agenda in order to be incorporated into the Debtors’ plan of reorganization and would need to be re-noticed under the Case Management Order to be reinstated on the agenda for consideration on a stand-alone basis outside of the plan confirmation process..

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period on the terms and conditions set forth in the AIP Orders; provided, however, that the range of incentive-compensation opportunities for Covered Employees during that period shall be determined pursuant to the payout curves attached hereto as Exhibit 1, which do not include any incentive-compensation opportunities for corporate or divisional performance that is below target. Subject to the adjustments provided in paragraph 3 of this Order, (a) the EBITDAR target for the AIP covering the period from January 1, 2007 through June 30, 2007 shall be set at $124.1 million and (b) the OIBITDAR targets for the same period shall be as follows: (i) Powertrain, $124.7 million; (ii) Steering, $40.4 million; (iii) Thermal Systems, $50.3 million; (iv) Electronics and Safety, $281.3 million; (v) Electrical/Electronic Architecture, $108.1 million; (vi) Product and Service Solution, $5.6 million; and (vii) Automotive Holdings Group, negative $140.4 million.
     3. For purposes of the AIP covering the period from January 1, 2007 through June 30, 2007, the costs or savings resulting from the terms of any agreements with the Debtors’ U.S. labor unions to modify current collective bargaining agreements and/or General Motors Corporation (“GM”) regarding transformation plan contributions by GM will be excluded from the Debtors’ EBITDAR and OIBITDAR results on a dollar-for-dollar basis. That is, any costs or savings resulting from such agreements shall not affect (positively or negatively) payments under the AIP. Divisional OIBITDAR targets may also be adjusted (no other adjustments to occur) based on the allocation of income and expense among divisions in the ordinary course of business.
     4. Not later than ten business days prior to the proposed date for the payment of any at-risk performance compensation under the AIP, the Debtors shall review with the

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Official Committee of Unsecured Creditors any adjustments under paragraph 3 of this Second Supplemental AIP Order.
     5. The hearing on continuing the AIP for the performance period from July 1, 2007 through December 31, 2007 is adjourned to the July 19, 2007 omnibus hearing and shall be subject to notice to interested parties and an opportunity to object. Continuing the AIP for any additional performance period after December 31, 2007 shall be subject to notice to interested parties and an opportunity to object.
     6. This Court shall retain jurisdiction over the Debtors and the Covered Employees participating in any AIP implemented pursuant to this Second Supplemental AIP Order, including without limitation for the purposes of interpreting, implementing, and enforcing the terms and conditions of any such AIP.
     7. The requirement under Rule 9013-1(b) of the Local Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is satisfied by the Second Supplement.
     8. Capitalized terms not separately defined herein shall have the meanings ascribed to them in the AIP Orders.

Dated:	New York, New York
	March 29, 2007	/s/ Robert D. Drain UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1
Payout Curves
AIP For First Half 2007

DELPHI CORPORATION

Proposed 1st 2007 6-month Corporate EBITDAR AIP Payout Curve

	Target	Maximum
EBITDAR	$124.1	$545.1
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$124.1	100%	$124.1
110%	$211.5	105%	$208.1
120%	$265.5	110%	$262.8
130%	$310.5	115%	$308.2
140%	$350.6	120%	$348.5
150%	$387.4	125%	$385.5
160%	$421.8	130%	$420.0
170%	$454.3	135%	$452.6
180%	$485.3	140%	$483.6
190%	$515.0	145%	$513.4
200%	$545.1	150%	$545.1

DELPHI CORPORATION

Proposed 1st 2007 6-month Powertrain OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$124.7	$212.0
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$124.70	100%	$124.70
110%	$142.85	105%	$142.10
120%	$154.00	110%	$153.45
130%	$163.35	115%	$162.85
140%	$171.65	120%	$171.20
150%	$179.30	125%	$178.90
160%	$186.40	130%	$186.05
170%	$193.15	135%	$192.80
180%	$199.55	140%	$199.20
190%	$205.75	145%	$205.40
200%	$211.95	150%	$211.95

DELPHI CORPORATION

Proposed 1st 2007 6-month Steering OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$40.4	$83.6
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$40.40	100%	$40.40
110%	$49.40	105%	$49.05
120%	$54.95	110%	$54.65
130%	$59.55	115%	$59.35
140%	$63.70	120%	$63.45
150%	$67.45	125%	$67.25
160%	$71.00	130%	$70.80
170%	$74.35	135%	$74.15
180%	$77.55	140%	$77.35
190%	$80.60	145%	$80.40
200%	$83.65	150%	$83.65

DELPHI CORPORATION

Proposed 1st 2007 6-month Thermal OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$50.3	$87.7
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$50.30	100%	$50.30
110%	$58.10	105%	$57.80
120%	$62.90	110%	$62.65
130%	$66.90	115%	$66.70
140%	$70.45	120%	$70.30
150%	$73.75	125%	$73.55
160%	$76.80	130%	$76.65
170%	$79.70	135%	$79.55
180%	$82.45	140%	$82.30
190%	$85.10	145%	$84.95
200%	$87.75	150%	$87.75

DELPHI CORPORATION

Proposed 1st 2007 6-month Electronics & Safety OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$281.3	$365.4
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$281.30	100%	$281.30
110%	$298.75	105%	$298.10
120%	$309.55	110%	$309.00
130%	$318.50	115%	$318.05
140%	$326.55	120%	$326.10
150%	$333.90	125%	$333.50
160%	$340.75	130%	$340.40
170%	$347.25	135%	$346.90
180%	$353.40	140%	$353.10
190%	$359.35	145%	$359.00
200%	$365.35	150%	$365.35

DELPHI CORPORATION

Proposed 1st 2007 6-month Electrical / Electronic Architecture OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$108.1	$194.1
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$108.10	100%	$108.10
110%	$126.00	105%	$125.30
120%	$137.00	110%	$136.45
130%	$146.20	115%	$145.75
140%	$154.40	120%	$153.95
150%	$161.95	125%	$161.55
160%	$168.95	130%	$168.60
170%	$175.60	135%	$175.25
180%	$181.95	140%	$181.60
190%	$188.00	145%	$187.65
200%	$194.14	150%	$194.14

DELPHI CORPORATION

Proposed 1st 2007 6-month Product Service Solutions OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	$5.6	$31.2
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	$5.60	100%	$5.60
110%	$10.95	105%	$10.75
120%	$14.20	110%	$14.05
130%	$16.95	115%	$16.80
140%	$19.40	120%	$19.25
150%	$21.65	125%	$21.50
160%	$23.70	130%	$23.60
170%	$25.70	135%	$25.60
180%	$27.60	140%	$27.50
190%	$29.40	145%	$29.30
200%	$31.19	150%	$31.19

DELPHI CORPORATION

Proposed 1st 2007 6-month Automotive Holdings Group OIBITDAR AIP Payout Curve

	Target	Maximum
OIBITDAR	($140.4)	($63.0)
Performance %	100%	200%
Payout %	100%	200% / 150% DSB

Non-DSB		DSB
Payout	Performance	Payout	Performance
100%	($140.40)	100%	($140.40)
110%	($124.30)	105%	($124.95)
120%	($114.40)	110%	($114.90)
130%	($106.10)	115%	($106.55)
140%	($98.75)	120%	($99.15)
150%	($91.95)	125%	($92.35)
160%	($85.65)	130%	($86.00)
170%	($79.65)	135%	($80.00)
180%	($74.00)	140%	($74.30)
190%	($68.50)	145%	($68.80)
200%	($63.00)	150%	($63.00)